Exhibit 10(c)
AMENDMENT FOR INCREASED COMMITMENT
     THIS AMENDMENT FOR INCREASED COMMITMENT (this “Amendment”) is made as of the 22nd day of December, 2006, by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement (as defined below) (“Administrative Agent”), and the Banks party hereto (“Supplemental Banks”).
     Borrower, Administrative Agent and certain other Banks and Agents, as described and defined in the Credit Agreement, are parties to that certain Fifth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, supplemented, or restated, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.
     Pursuant to Section 15.10(f) of the Credit Agreement, Borrower has the right to increase the Total Commitment by obtaining additional or increased Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of Borrower, Administrative Agent and Supplemental Banks so long as the Total Commitment is not increased above the amount permitted by the Credit Agreement.
     Each Supplemental Bank is an existing Bank which is increasing its Commitment.
     In consideration of the foregoing, each such Supplemental Bank, from and after the date hereof, shall have a Commitment in the amount set forth on Schedule 1 attached hereto.
     IN WITNESS WHEREOF, Administrative Agent, Borrower and Supplemental Banks have executed this Amendment as of the date shown above.
(Remainder of Page Intentionally Left Blank)

BORROWER

DENBURY ONSHORE, LLC, a Delaware limited liability company

By:	/s/ Phil Rykhoek

Phil Rykhoek, Senior Vice President and Chief Financial Officer
[Signature Page to Amendment For Increased Commitment]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Stephen Lescher

Name:	Stephen Lescher
Title:	Senior Vice President

SUPPLEMENTAL BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Stephen Lescher

Name:	Stephen Lescher
Title:	Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

FORTIS CAPITAL CORP.

By:	/s/ David Montgomery

Name:	David Montgomery
Title:	Senior Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

CALYON NEW YORK BRANCH

By:	/s/ Page Dillehunt

Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Mike Willis

Name:	Mike Willis
Title:	Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMERICA BANK

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik
Title:	Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Sean Murchpy

Name:	Sean Murphy
Title:	Vice President

By:	/s/ Alison Fuqua

Name:	Alison Fuqua
Title:	Investment Banking Officer
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Jason Hicks

Name:	Jason Hicks
Title:	Portfolio Manager
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Jeffrey H. Rathkamp

Name:	Jeffrey H. Rathkamp
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF SCOTLAND

By:	/s/ Karen Weich

Name:	Karen Weich
Title:	Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMPASS BANK

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand
Title:	Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SCHEDULE 1
Commitments

	Total
Banks	Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, N.A.	$30,000,000.00	12.00%
Calyon New York Branch	$30,000,000.00	12.00%
Fortis Capital Corp.	$30,000,000.00	12.00%
Union Bank of California, N.A.	$30,000,000.00	12.00%
Comerica Bank	$30,000,000.00	12.00%
Bank of America, N.A.	$25,000,000.00	10.00%
Wells Fargo Bank, N.A.	$25,000,000.00	10.00%
Bank of Scotland	$25,000,000.00	10.00%
Compass Bank	$25,000,000.00	10.00%
Totals:	$250,000,000.00	100.00%
 Schedule 1 – 1